UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

wShares Enhanced Gold ETF
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	333-235913	84-6953191
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Park Avenue, 20th Floor
New York, New York 10016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 671-9097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL(S)	NAME OF EACH EXCHANGE ON WHICH REGISTERED
Units of Beneficial Interest	WGLD	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 2, 2022, the wShares Enhanced Gold ETF (the “Trust”) received a notice from the staff of NYSE Regulation (the “Staff”), on behalf of NYSE Arca, Inc. (the “NYSE”), notifying the Trust that it was not in compliance with the requirements under Rule 8.201-E(e)(2) that the Trust meet the NYSE’s continued listing standards to maintain a market value of not less than $1,000,000 and to maintain no fewer than 50,000 Trust Shares issued and outstanding following the initial 12-month period following commencement of trading on the Exchange.

The letter also stated that the Trust was eligible to receive an initial six-month period (the “Cure Period”) to regain compliance with Rule 8.201-E(e)(2) if the Trust provided a written response to the NYSE describing its plan to cure the deficiency during the Cure Period and the NYSE accepted the plan.

The Trust submitted a written response to the NYSE with a plan (the “Plan”) for the Trust to regain compliance with Rule 8.201-E(e)(2) during the Cure Period. Upon review and consideration of the Plan, the Staff granted an extension allowing the continued listing of the Trust through an initial six-month cure period until September 15, 2022. To regain compliance during the Cure Period, the Trust will be required to demonstrate that it has at least $1,000,000 in market value and at least 50,000 Shares outstanding for thirty or more consecutive trading days.

There can be no assurance that the Trust will be able to regain compliance with the continued listing standards set forth above or otherwise maintain compliance with the other NYSE listing requirements. The NYSE notification does not affect the Trust’s business operations or its Securities and Exchange Commission reporting obligations.

SIGNATURES

Wilshire Phoenix Funds LLC
Sponsor of wShares Enhanced Gold ETF
(Registrant)

Date:	May 10, 2022	/s/ William Cai
William Cai*
Partner

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities* thereunto duly authorized.

*The Registrant is a trust and the person is signing in his capacity as an officer of Wilshire Phoenix Funds, LLC, the Sponsor of the Registrant.